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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) September 30, 2004

                               ERF Wireless, Inc.
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             (Exact name of registrant as specified in its charter)

           Nevada                      000-27467                 76-0196431
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(State or other jurisdiction          (Commission            (IRS Employer
     of incorporation)                File Number)           Identification No.)

 2911 South Shore Boulevard, Suite 100, League City, Texas         77573
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        (Address of principal executive offices)                 (Zip Code)

Registrant's telephone number, including area code (281) 538-2101
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                 103 Courageous Drive, League City, Texas 77573
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))



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Item 1.01  Entry Into a Material Definitive Agreement

On September 30, 2004, ERF Wireless, Inc., a Nevada corporation, (the "Purchaser" or "ERFW") entered into a Stock Purchase Agreement with four persons (the "Sellers") that own 100% of the outstanding capital stock of Eagle R. F. International, Inc., a Texas corporation, (the "Target"). The Sellers are H. Dean Cubley, Ph. D., John Nagel, Billie Mize, and Christopher W. Futer. The Purchaser will issue 1,000,000 shares of its $.001 par value common stock to the Sellers as the Purchase Price in exchange for 100% of the Target's capital stock. The closing date is September 30, 2004 or as soon thereafter as possible. Following closing, the Target will operate as a wholly owned subsidiary. The Target operates a retail outlet in San Antonio, Texas and has a customer base of several thousand wireless customers in Texas, Oklahoma and Louisiana. The Target's customer base consists of both narrowband and broadband wireless subscribers. The Target reported average gross revenue during the last 12 calendar months of $20,000 per month. As part of the transaction, ERFW signed a Debt Conversion and Funding Agreement with various of Target's Investors. The Investors will convert their existing debt and provide the Target with additional cash during the next 90 days for 1,500,000 shares of Series A Convertible Preferred Stock (the "Series A"). ERFW has 2,500,000 shares of Series A authorized of which 1,000,000 shares are issued and outstanding. (Systom Trust Joint Venture purchased 1,000,000 shares of Series A for $290,000 on May 19, 2004. See Form 8-K SEC File No. 0-27467 Accession No. 1019687-4-1225). ERFW will issue 1,500,000 shares of Series A to the Investors for $750,000 under the Debt Conversion and Funding Agreement.

For accounting purposes, ERFW will account for the transaction as a reverse acquisition and the Target shall be the surviving entity. Further, effective September 20, 2004 ERFW completed its name change from Fleetclean Systems, Inc., changed its corporate domicile from Texas to Nevada and affected a 1 for 75 reverse stock split so that its 25,105,460 common shares prior to the split were converted into 334,949 shares of $.001 par value common stock. In May 2004, ERFW entered a series of agreements that implemented a restructuring, caused a transfer and sale of its historical operations and began to look for new business opportunities.

H. Dean Cubley, Ph. D. has been a director, Secretary and Treasurer of ERFW since May 26, 2004 and served as Interim President from May 26, 2004 until August 14, 2004. Dr. Cubley has a direct material interest in the transaction since he will receive 400,000 shares as his portion of the Purchase Price. Due to the lack of an established trading market for shares of ERFW the fair market value of the shares is difficult establish or may be considered hard to determine with great certainty. Nonetheless, the value of the transaction exceeds the disclosure amounts specified in Item 404 of Regulation S-B.

Item 3.02  Unregistered Sales of Equity Securities

As noted in Item 1.01 above, ERFW recently entered into several agreements that, subject to certain closing conditions, create enforceable agreements for the sale of unregistered equity securities in excess of the 5% currently issued and outstanding common stock of ERFW.

Under the Stock Purchase Agreement dated September 30, 2004, the issued and outstanding $.001 par value common stock will increase from approximately 334,949 to approximately 1,334,949. The Stock Purchase Agreement is between ERFW and four natural persons, one of whom (H. Dean Cubley) is an officer and director of ERFW. ERFW is relying upon the following facts in its determination that the transaction is an exempted transaction under Section 4(2) of the Securities Act for "transactions by an issuer not involving any public offering." ERFW's management has a pre-existing business relationship with the

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Sellers of the Target. There was no general solicitation or general advertising.
There were four purchasers. There was an opportunity for all purchaser to ask questions and receive answers concerning the terms and conditions of the offering. Several of the purchasers were accredited investors and all have such knowledge and experience in financial and business matters as to be capable of evaluating alone the merits and risks of the prospective investment. All certificates were issued with a Rule 144 legend.

The Debt Conversion and Funding Agreement dated September 30, 2004 provides for the issuance of 1,500,000 shares of $.001 par value Series A Convertible Preferred Stock (the "Series A") to 6 persons (the "Investors"). The Series A conversion features allow each Series A share to convert into 18.676347 shares of common stock at the sole option of the holder following 65 day written notice of conversion to the corporation. Accordingly, the Debt Conversion and Funding Agreement could cause the corporation to issue an additional 28,014,521 shares of $.001 par value common stock. ERFW is relying upon the following facts in its determination that the transaction is an exempted transaction under Section 4(2) of the Securities Act for "transactions by an issuer not involving any public offering." ERFW's management has a pre-existing business relationship with one or more of the Investors. There was no general solicitation or general advertising. There were a limited number purchasers. There was an opportunity for all purchaser to ask questions and receive answers concerning the terms and conditions of the offering. Several of the purchasers were accredited investors and all have such knowledge and experience in financial and business matters as to be capable of evaluating alone the merits and risks of the prospective investment. All certificates were issued with a Rule 144 legend.

Item 9.01  Financial Statements and Exhibits

(c)  Exhibits

No.      Title
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10.1    Stock Purchase Agreement dated September 30, 2004 between ERF Wireless,
        Inc. and H. Dean Cubley, Ph. D., John Nagel, Billie Mize, and Christopher W. Futer.
10.2 Debt Conversion and Funding Agreement dated September 30, 2004 ERF Wireless, Inc. Eagle R.F. International, Inc., and Investor.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

September 30, 2004
                                                     /s/ R. Greg Smith
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                                                     R. Greg Smith
                                                     Chief Executive Officer

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